Note 37 (Tables)	12 Months Ended
Dec. 31, 2023
Net Interest Income [Abstract]
Interest income breakdown by origin [Table Text Block]
The breakdown of the interest and other income recognized in the consolidated income statement is as follows:

Interest and other income. Breakdown by origin (Millions of Euros)
	2023	2022	2021
Financial assets held for trading	4,984	2,079	1,084
Financial assets at fair value through other comprehensive income	3,098	3,110	1,880
Financial assets at amortized cost	38,328	25,258	18,364
Insurance activity	1,052	1,309	1,084
Adjustments of income as a result of hedging transactions	91	(825)	(84)
Other income (1)	297	501	686
Total	47,850	31,432	23,015
(1) Includes, among others, the net interest income accrued from funds obtained through TLTRO III operations, which amounted to €177 million and €384 million for the years ended December 31, 2022 and 2021, respectively (see Note 22.1).

Interest expense breakdown by origin [Table Text Block]
The breakdown of the balance under this heading in the consolidated income statements is as follows:

Interest expense. Breakdown by origin (Millions of Euros)
	2023	2022 ⁽¹⁾	2021
Financial liabilities held for trading	3,834	1,140	1,339
Financial liabilities designated at fair value through profit or loss	130	58	52
Financial liabilities at amortized cost	19,164	9,985	6,130
Adjustments of expense as a result of hedging transactions	809	(232)	(360)
Insurance activity ⁽²⁾	633	948	773
Cost attributable to pension funds	110	76	52
Other expense	80	333	342
Total	24,761	12,309	8,329
(1) Amounts corresponding to 2022 have been restated according to IFRS 17 (see Notes 1.3 and 2.3).
(2) 2021 presented in accordance with IFRS 4.